Stein Roe Mutual Funds

Annual Report
Sept. 30, 1998

PHOTO OF: CORN IN FIELD

Stein Roe Equity Funds

Growth and Income Funds

           Balanced Fund
           Growth & Income Fund

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
----------------------------------------------------------------------
From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3
   How the Stein Roe growth and income funds have done over time

Q&A
   Interviews with the portfolio managers and summaries of
   investment activity
Balanced Fund.....................................................   5
Growth & Income Fund..............................................   9

Portfolios of Investments.........................................   12
   A complete list of investments with market values

Financial Statements..............................................   20
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   28

Financial Highlights..............................................   32
   Selected per-share data

Report of Independent
  Public Accountants..............................................   36

                Must be preceded or accompanied by a prospectus.

Photo of: Thomas W. Butch

From the President
--------------------------------------------------------------------------------
To Our Shareholders
We're pleased to present this annual report for the Stein Roe growth and income funds -- Balanced Fund and Growth & Income Fund. This report covers the fiscal year ended Sept. 30, 1998.

What goes up...
Until July, it appeared as if the equity markets were set to deliver another year of record gains. Low inflation, consumer confidence and a strong dollar supported growth. Money flooded the equity markets as domestic and international investors sought to participate in what they hoped would be another record year for the U.S. stock market. Through its high point on July 17 of the fiscal year, the equity market was up 25.54 percent as measured by the S&P 500 Index,* following a period of average annual gains of more than 30 percent for the past three fiscal years.
   By the end of August, however, we were reminded that what goes up comes down, as equity markets gave back all of their gains for the year, much during a dramatic one-day drop of 512 points, or 6.4 percent on August 31. At the end of September (again, the end of the Fund's fiscal year), the Dow Jones Industrials Average at 7842.62, was -0.3 percent below where it was twelve months before.

What happened
The reason for the retreat had its roots in overseas events. Southeast Asia continued to suffer economic and financial crises throughout the year. Then in August, Asian woes spread to other developing nations as Latin American markets suffered and the Russian ruble devalued. This created selling pressure in U.S. markets as investors feared that economic crises in developing nations could stifle our economy, which is dependent, in part, on healthy markets for exported goods. Moreover, concerns about the sustainability of U.S. companies' earnings and the level of interest rates heightened fears about continued growth. The confluence of these negative forces overwhelmed U.S. markets in August and September, creating weak market returns.

Back from the depths
Then on Oct. 15, 1998, the Federal Reserve took the unusual step of lowering two key interest rates in between its regular meetings. This catalyzed a significant market rally, which was sustained by generally better than expected third quarter financial results reported by many major U.S. companies. As of the writing of this letter, markets have recovered considerably from their August 31 lows, although not to the levels reached prior to that date.

Looking forward
No one knows for certain what lies ahead for the U.S. equity markets. What we can assess is that the Asian problems appear to have a ways to go before they are fully resolved and that the durability of corporate earnings may have further implications for the equity markets. In addition, many market observers believe that, following extraordinary gains in 1995, 1996 and 1997, the S&P 500 Index will likely begin to deliver results more in line with historical returns.

A Reminder of risk
We believe one of the keys to investment success is your perspective. If your mutual fund was appropriate to your investing objectives yesterday, it probably still is today. However, at the end of the day, you need to feel comfortable with your portfolio. If the recent market turmoil has unnerved you to the point where it is weighing on you emotionally, you might want to consider reassessing your risk tolerance and adjust your portfolio accordingly. In our experience, while unsettling, market declines are normal. While the recent market volatility has reminded us of the significance of market downturns, it also should remind us that history has shown that investors can lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential bull market that follows. Long-term growth investors have not lost money in any 15-year period of the stock market's existence, as represented by the S&P 500.+
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   Oct. 26, 1998

*The S&P 500 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.
+Used with permission. (C)1997 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Fund Performance
--------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------
                          Average Annual Total Returns
                          Periods ended Sept. 30, 1998

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
Balanced Fund                             0.14%    12.43%    10.31%     11.73%
Growth & Income Fund                      3.45     18.41     15.90      15.76
S&P 500                                   9.08     22.61     19.91      17.27
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Investment Comparison
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Mountain Chart:
Balanced Fund
                           Balanced Fund             S&P 500
9/30/88                    10000                     10000
9/30/89                    12076                     13295
9/30/90                    11248                     12067
9/30/91                    14585                     15819
9/30/92                    16208                     17565
9/30/93                    18570                     19843
9/30/94                    18636                     20573
9/30/95                    21337                     26685
9/30/96                    24501                     32018
9/30/97                    30283                     45087
9/30/98                    30326                     49182
--------------------------------------------------------------------------------
Mountain Chart:
Growth & Income Fund
                           Growth &
                           Income Fund               S&P 500
9/30/88                    10000                     10000
9/30/89                    13063                     13295
9/30/90                    12377                     12067
9/30/91                    15363                     15819
9/30/92                    17513                     17565
9/30/93                    20662                     19843
9/30/94                    21495                     20573
9/30/95                    26035                     26685
9/30/96                    31937                     32018
9/30/97                    41776                     45087
9/30/98                    43221                     49182

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. These graphs compare the performance of the Stein Roe funds to the S&P 500, an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
--------------------------------------------------------------------------------
An Interview with Harvey Hirschhorn, Portfolio Manager of Stein Roe Balanced Fund and SR&F Balanced Portfolio

Fund Data
   Investment Objective:
   Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

   Fund Inception:
   Aug. 25, 1949

   Total Net Assets:
   $247.9 million

Photo of: Harvey Hirschhorn

Q: How did the Fund perform?

A: The Fund posted a total return of 0.14 percent for the year ended Sept. 30, 1998, underperforming the Lipper balanced fund peer group return of 3.24 percent.

Q: What affected performance?

A: We maintain holdings in domestic equities, international equities and bonds. Going into this fiscal year, the portfolio was overweighted in international equities and underweighted in domestic equities, as relative valuations appeared more attractive for foreign stocks. However, the performance of international stocks was negative due to the spreading global financial crisis. On the other hand, U.S. stocks, as represented by the S&P 500 Index, performed well, buoyed by continued economic expansion and strong capital inflows. Within our U.S. equity holdings, we had investments in certain sectors -real estate investment trusts (REITs) and energy -- that continued to underperform. On the positive side, our fixed income investments supported the Fund's performance throughout the year.

Q: Where did you invest domestically?

A: We had large positions in health care stocks, which supported the Fund's performance this year. Specific holdings include Eli Lilly and Pfizer (1.7 percent and 1.2 percent of total net assets, respectively). As growth in the U.S. economy slows, we believe drug companies stand to have better relative profitability as their sales exhibit a tendency to remain firm in difficult times. We also believe the new product pipelines for our drug company holdings make them attractive stocks to own. Based on our continued favorable outlook for this sector, we added Abbott Labs (1.0 percent of total net assets) in the fourth quarter of the fiscal year.
   Retail holdings also helped the Fund's performance. Specific holdings include Wal-Mart and Home Depot (1.8 percent and 1.6 percent of total net assets, respectively). We also added Kohl's and Dollar General (0.8 percent and 0.9 percent of total net assets, respectively) because we have confidence that consumer spending will continue to support the economy into 1999.
   Large-cap growth companies in the technology sector, including Intel, Cisco Systems and Microsoft (1.2 percent, 1.2 percent and 1.2 percent of total net assets, respectively) performed well this year, too. Telephone stocks Ameritech, AirTouch Communications and MCI WorldCom (1.3 percent, 1.2 percent and 1.4 percent of total net assets, respectively) also aided performance.

Q: What hurt performance?

A: Our REIT holdings worked against performance. We thought REITs were attractive investments based on their domestic exposure, high yields and above average earnings growth. However, concerns about new development, overpaying for acquisitions and new government regulations worked against us in that market and the stocks dropped sharply. We sold most of our REIT holdings during the spring prior to further sharp declines. The other disappointment was our energy exposure. With U.S. and European economies expanding, we thought energy prices would hold up better than they did. As economic conditions began to deteriorate in many regions of the world, we reduced our energy position later in the year.
   Setbacks to performance came from telecommunications equipment companies that suffered when the market declined in August. Specific holdings were Alcatel, Lucent Technologies, Tellabs and LM Ericsson Telecommunications (0.4 percent,
0.6 percent, 0.4 percent and 1.0 percent of total net assets, respectively). U.S. bank holdings BankAmerica and Citicorp also suffered due to their exposure to Latin America and Russia (1.1 percent and 1.3 percent of total net assets, respectively).

Q: What was your fixed income position this year?

A: Approximately 40 percent of the portfolio's assets were invested in fixed income throughout the year. In general, we maintained a modestly extended duration in fixed income holdings as we anticipated lower interest rates.

Q: What is your current international position?

A: The international equity markets have been more volatile and generally less favorable than the U.S. market given the intensification of financial crises around the globe. We scaled back our positions in international stocks, redeploying the assets in U.S. stocks. We remain committed to investing a portion of the Fund's assets internationally and are searching for opportunities to raise our exposure in the coming months.

Q: What's your outlook for the U.S. economy?

A: We continue to expect modest economic growth in the United States. Although our trade imbalance is restricting economic growth and lower capital spending may further reduce growth, consumer confidence and spending habits could keep economic growth positive. Consumer confidence eased somewhat at the end of this fiscal year due to tumultuous global financial markets and the White House scandal. However, economic data supports a low inflation, low interest rate environment that we believe should provide for solid consumer spending going forward.

Q: How are you positioning the portfolio going forward?

A: We believe lower short-term rates will cause other rates to fall. The middle of the yield curve -- 2- to 10-year maturities -- is where we see the most performance potential and is where we're focusing our fixed income investments. We're also investing in stocks that have historically reacted positively to interest rate decreases such as banks and retail companies.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of SR&F Balanced Portfolio's total net assets. Long security positions are disclosed net of short security positions. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Balanced Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's balanced fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1998, were 3.24 percent, 11.77 percent and 12.00 percent, respectively.
     Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Fund Highlights
--------------------------------------------------------------------------------
                            SR&F Balanced Portfolio

                 Top 10 Equity Holdings (% of Total Net Assets)
--------------------------------------------------------------------------------
Wal-Mart Stores                    1.8%  Freddie Mac                        1.5%
Emerson Electric                   1.8   Elan                               1.5
Eli Lilly                          1.7   American Home Products             1.4
Bristol-Myers Squibb               1.6   MCI WorldCom                       1.4
General Electric                   1.5   AES                                1.3
--------------------------------------------------------------------------------
                                         Total                             15.5%

--------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                PORTFOLIO S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                   55                  500
Median Market Value ($ Mil.)                    $47,086              $47,086
--------------------------------------------------------------------------------
                            Economic Sector Breakdown
Pie Chart:
                              As of Sept. 30, 1998
                                 Equity Portfolio               S&P 500
   Basic Materials                1%                             3%
   Consumer Cyclical             12%                            13%
   Consumer Noncyclical          19%                            24%
   Energy                         8%                             8%
   Financial                     19%                            16%
   Industrial                    14%                             8%
   Technology                    16%                            18%
   Utilities                     11%                            10%

--------------------------------------------------------------------------------
                                Asset Allocation
Pie Chart:
                                 As of Sept. 30, 1997      As of Sept. 30, 1998
   Equities                      48.5%                                    54.7%
   Convertibles                  11.2%                                     2.8%
   Bonds                         31.5%                                    40.2%
   Cash & Equivalents             8.8%                                     2.3%

Q&A
--------------------------------------------------------------------------------
An Interview with Dan Cantor, Portfolio Manager of Stein Roe Growth & Income Fund and SR&F Growth & Income Portfolio

Fund Data
   Investment Objective:
   Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

   Fund Inception:
   March 24, 1987

   Total Net Assets:
   $351.1 million

Photo of: Dan Cantor

Q: How did the Fund perform?

A: Growth & Income Fund performed solidly throughout the fiscal year. The Fund's total return for the year ended Sept. 30, 1998, was 3.45 percent, while the Lipper growth and income fund peer group returned -0.45 percent.

Q: What happened to the Fund during the market sell off?

A: Up until recently, some of the portfolio's holdings were up significantly and the Fund's performance was particularly favorable. However, in the summer months, the markets declined sharply and several of the portfolio's financial services holdings sold off. Through July, financial services holdings were the strongest performers. Now, two months later after the financial services sector suffered from global turmoil, these stocks are among the weaker performers. For example, Kansas City Southern Industries (2.6 percent of total net assets) was one of the portfolio's best-performing stocks throughout much of the year, as the market began to appreciate the value of its different businesses. But when the market turned down, this stock suffered due to the company's exposure to declining capital markets.
   Some of our cyclical stocks declined due to a softened outlook for U.S. economic growth as well. For example, investors stayed away from airline stocks fearing that the global crisis would eventually affect future bookings. Although we think some of the concern was warranted, we believe the sell off in this industry was exaggerated. Our holding in Continental Airlines (1.9 percent of total net assets) was affected by the sell off.

Q: What stocks performed well this year?

A: Drug and retail companies performed well throughout the fiscal year and we maintained large positions in each of these sectors. One example is Warner-Lambert (3.8 percent of total net assets), a company whose performance reflects the strength of its pharmaceutical products sales. Other strong performing health care and health care-related companies were Abbott Labs, Bristol-Myers Squibb, Monsanto and SmithKline Beecham (1.4 percent, 2.5 percent,
3.1 percent and 0.6 percent of total net assets, respectively). Three retailers that performed particularly well were TJX, Walgreen Co. and Wal-Mart Stores (1.6 percent, 2.4 percent and 2.8 percent of total net assets, respectively). Late in the year, we reduced our holdings in TJX and Walgreen Co.

Q: Did you restructure the portfolio after the market downswing?
A: We bought a small position in Dupont (0.7 percent of total net assets) after the stock was severely beaten down in the market sell off. We believe this company is undergoing a positive business transformation and we were able to buy it at a price we thought was attractive. We also modestly increased our position in auto parts manufacturer Federal Mogul (0.8 percent of total net assets), because its shares were trading at an attractive price.

Q: How do you plan to invest going forward?

A: We plan to continue to look for good investments in beaten down sectors such as financial services and other cyclical areas, while still trying to make opportunistic purchases in sectors such as health care and retail. As always, we will continue to structure the portfolio in a way that we believe will help to maximize risk-adjusted returns.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F Growth & Income Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1998, were -0.45 percent, 15.61 percent and 14.15 percent, respectively.

Fund Highlights
--------------------------------------------------------------------------------
                         SR&F Growth & Income Portfolio

                 Top 10 Equity Holdings (% of Total Net Assets)
--------------------------------------------------------------------------------
Warner-Lambert                   3.8%   Burlington Northern Santa Fe       2.8%
Monsanto                         3.1    Bell Atlantic                      2.6
Fannie Mae                       2.9    Kansas City Southern Industries    2.6
Wal-Mart Stores                  2.8    Philip Morris                      2.6
Ecolab                           2.8    Bristol-Myers Squibb               2.5
--------------------------------------------------------------------------------
                                        Total                             28.5%

--------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                              PORTFOLIO              S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                   57                  500
Median Market Value ($ Mil.)                    $35,427              $47,086

--------------------------------------------------------------------------------
                            Economic Sector Breakdown
                              As of Sept. 30, 1998
                                Equity Portfolio             S&P500
Pie Chart:
   Basic Materials               7%                           3%
   Consumer Cyclical            17%                          13%
   Consumer Noncyclical         24%                          24%
   Energy                        5%                           8%
   Financial                    16%                          16%
   Industrial                   19%                           8%
   Technology                    8%                          18%
   Utilities                     4%                          10%

--------------------------------------------------------------------------------
                                Asset Allocation
                             As of Sept. 30, 1997        As of Sept. 30, 1998
Pie Chart:
   Equities*                 83.3%                       84.2%
   Bonds                      0.9%                        0.9%
   Cash & Equivalents        15.8%                       14.9%
                             *Excludes S&P futures       *Excludes S&P futures
                             (long) = 6.4%               (long) = 5.4%

SR&F Balanced Portfolio
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
Common Stocks (62.1%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
Automotive (1.6%)
Honda Motor ADRs.....................................            27,000         $  1,639
Ford Motor...........................................            52,000            2,441
                                                                                 -------
                                                                                   4,080
Banks (9.9%)
Banc One.............................................            50,000            2,131
BankAmerica..........................................           106,000            6,373
Bayerische Hypo-Und Vereinsbank......................            29,000            2,134
Citicorp.............................................            64,000            5,948
Freddie Mac..........................................            73,000            3,609
Royal Bank of Scotland Group.........................           185,000            2,138
U.S. Bancorp.........................................            60,000            2,134
                                                                                 -------
                                                                                  24,467
Building Products (0.9%)
Masco Corp...........................................            70,000            1,724
Royal Group Technologies Limited (a).................            25,000              419
                                                                                 -------
                                                                                   2,143
Chemicals (1.1%)
E. I. du Pont de Nemours.............................            47,000            2,638

Computers (2.3%)
International Business Machines......................            21,000            2,688
Microsoft (a)........................................            27,000            2,972
                                                                                 -------
                                                                                   5,660
Consumer Products (1.0%)
Unilever, NY shares..................................            42,000            2,573

Drugs and Health Products (9.1%)
Abbott Laboratories..................................            60,000            2,606
American Home Products...............................            68,000            3,561
Bristol-Myers Squibb.................................            39,000            4,051
Elan ADRs (a)........................................            50,000            3,603
Eli Lilly & Company..................................            72,500            5,678
Pfizer...............................................            29,000            3,072
                                                                                 -------
                                                                                  22,571
Electrical Equipment (6.9%)
Emerson Electric.....................................            91,000            5,665
General Electric.....................................           117,000            9,309
Hubbell, class B.....................................            60,000            2,130
                                                                                 -------
                                                                                  17,104
Electronics (2.1%)
Intel................................................            43,000            3,687
Sony ADRs............................................            21,000            1,444
                                                                                 -------
                                                                                   5,131
Energy Services (2.6%)
AES (a)..............................................            90,000            3,336
Kinder Morgan Energy Partners L.P....................            95,441            3,161
                                                                                 -------
                                                                                   6,497
Financial Services (0.7%)
Heller Financial (a).................................            78,000            1,872

SR&F Balanced Portfolio Continued
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
Food, Beverage and Tobacco (2.5%)
General Mills........................................            26,000        $   1,820
PepsiCo..............................................            45,000            1,325
Philip Morris........................................            65,000            2,994
                                                                                 -------
                                                                                   6,139
Funeral Services (0.8%)
Service Corporation International....................            60,000            1,913

Insurance (0.7%)
American International Group.........................            24,000            1,848

Medical Information Systems (1.0%)
IMS Health...........................................            40,000            2,478

Networking (1.2%)
Cisco Systems (a)....................................            48,000            2,967

Oil and Natural Gas (3.7%)
British Petroleum ADRs...............................            58,000            5,060
Chevron..............................................            27,000            2,270
Enron................................................            33,000            1,743
                                                                                 -------
                                                                                   9,073
Real Estate (0.8%)
Reckson Associates...................................            89,000            2,091

Retail (5.0%)
Dollar General.......................................            80,000            2,130
Home Depot...........................................            61,000            2,409
Kohl's (a)...........................................            53,000            2,067
Saks.................................................            64,400            1,445
Wal-Mart Stores......................................            82,000            4,479
                                                                                 -------
                                                                                  12,530
Telecommunications (6.4%)
AirTouch Communications (a)..........................            53,000            3,021
Alcatel..............................................            61,000            1,037
Ameritech............................................            70,000            3,316
Lucent Technologies..................................            23,000            1,588
MCI WorldCom (a).....................................            69,000            3,372
Telebras ADRs (a)....................................            37,000            2,606
Tellabs (a)..........................................            27,000            1,075
                                                                                 -------
                                                                                  16,015
Transportation (0.3%)
Canadian National Railway............................            17,000              759

Utilities - Electric (0.9%)
Endesa ADRs..........................................            98,000            2,156

Water Treatment Systems (0.6%)
U.S. Filter (a)......................................            95,000            1,520
                                                                                 -------

Total Common Stocks (Cost $104,195)..................                            154,225
                                                                                 -------
----------------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
Convertible Securities (2.8%)                                 OF SHARES            VALUE
----------------------------------------------------------------------------------------
Convertible Preferred Securities (2.1%)
Building Products (0.4%)
RYG DECS Trust II 6.875% 11/15/00....................            50,000         $    938

Telecommunications (1.7%)
LM Ericsson Telecommunications 4.250% 6/30/00........           450,000            2,419
TCI Pacific Communications 5.000% 7/31/06............             9,000            1,874
                                                                                 -------
                                                                                   4,293
                                                                                 -------

Total Convertible Preferred Securities (Cost $3,571).                              5,231
                                                                                 -------
                                                              PRINCIPAL
Convertible Debt Securities (0.7%)...................            AMOUNT
                                                                 ------
Retail (0.7%)
Home Depot 3.250% 10/1/01
(Cost $950)..........................................       $      950             1,653
                                                                                 -------

Total Convertible Securities (Cost $4,521)...........                              6,884
                                                                                 -------
----------------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
----------------------------------------------------------------------------------------
                                                              PRINCIPAL           MARKET
Bonds and Notes (40.9%)                                          AMOUNT            VALUE
----------------------------------------------------------------------------------------
U.S. Government Obligations (22.1%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................          $  7,350        $  10,070
   7.250% 8/15/22....................................             4,300            5,492
U.S. Treasury Notes
   6.375% 5/15/00....................................             9,200            9,471
   7.875% 8/15/01....................................             6,850            7,487
   6.500% 8/31/01....................................             2,750            2,907
   5.750% 8/15/03....................................             4,500            4,774
   7.250% 8/15/04....................................             5,200            5,964
   6.500% 10/15/06...................................             4,350            4,943
   6.250% 2/15/07....................................             3,300            3,709
                                                                                 -------
                                                                                  54,817
U.S. Government Agency Mortgage-Backed Securities (5.9%)
FHLMC Gold
   6.500% 2/1/11.....................................             1,388            1,418
   6.500% 4/1/11.....................................               755              771
   6.500% 10/1/11....................................             1,524            1,556
   6.500% 4/1/26.....................................               850              866
   6.500% 6/1/26.....................................               872              889
FHLMC
   6.500% 4/1/11.....................................             1,326            1,355
   6.500% 4/1/26.....................................               862              878
   6.500% 2/1/27.....................................             2,572            2,619
   6.500% 3/1/27.....................................             2,626            2,676
GNMA
   8.000% 7/15/25....................................               919              955
   8.000% 3/15/26....................................               560              582
                                                                                 -------
                                                                                  14,565
Air Transportation (2.3%)
Federal Express 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................            1,575             1,749
Lockheed Martin 6.550% 5/15/99 ......................            2,500             2,519
United Airlines 1991 Pass-Through Certificates
   Series A1 9.200% 3/22/08..........................            1,284             1,546
                                                                                 -------
                                                                                   5,814
Chemicals (1.0%)
BOC Group 5.875% 1/29/01.............................            2,500             2,561

Commercial Banks (1.9%)
Den Danske Bank 6.550% 9/15/03.......................             2,250            2,392
Deutsche Ausgleichsbank 7.000% 9/24/01...............             2,250            2,381
                                                                                 -------
                                                                                   4,773
Construction and Housing (1.0%)
Hanson Overseas 6.750% 9/15/05.......................             2,250            2,387

Financial (3.3%)
Ford Motor Credit 6.375% 9/15/99.....................             2,750            2,782
Lehman Brothers Holdings 8.375% 2/15/99..............             2,500            2,506
MDC Mortgage Funding Series Q Class 5 8.850% 3/20/18.               273              277
USX 6.850% 3/1/08....................................             2,500            2,584
                                                                                 -------
                                                                                   8,149

SR&F Balanced Portfolio Continued
----------------------------------------------------------------------------------------
                                                              PRINCIPAL           MARKET
                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------
Foreign Government Regional Bonds (1.6%)
Corporacion Andina de Fomento 6.625% 10/14/98........         $   1,500        $   1,495
Province of Quebec 6.500% 1/17/06....................             2,400            2,538
                                                                                 -------
                                                                                   4,033
Mortgage-Backed Securities (0.9%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22...........................             2,144            2,126

Utilities - Electric (0.9%)
National Power 7.125% 7/11/01........................             2,000            2,120
                                                                                 -------

Total Bonds and Notes (Cost $94,220).................                            101,345
                                                                                 -------

----------------------------------------------------------------------------------------
Short Term Obligation (0.8%)
----------------------------------------------------------------------------------------
Commercial Paper (0.8%)
Associates Corp. of North America 5.750% 10/1/98
(Cost $2,090)........................................             2,090            2,090
                                                                                 -------
----------------------------------------------------------------------------------------
Total Investments (106.6%)
(Cost $205,026)......................................                            264,544

Other Assets, Less Liabilities (-6.6%)...............                            (16,299)
                                                                                --------

Total Net Assets (100.0%)............................                           $248,245
                                                                                ========
----------------------------------------------------------------------------------------
Securities Sold Short at September 30, 1998, were as follows:
                                                                                  Market
                                                                 Shares            Value
                                                                 ------           ------
BankAmerica..........................................            60,000         $  3,608
British Petroleum ADRs...............................            34,000            2,967
Citicorp.............................................            30,000            2,788
Eli Lilly & Company..................................            20,000            1,566
Emerson Electric.....................................            20,000            1,245
General Electric.....................................            70,000            5,569
Intel................................................             8,000              686
                                                                                --------
Total Value of Securities Sold Short (Proceeds $15,138)                         $ 18,429
                                                                                ========
----------------------------------------------------------------------------------------
Notes to Portfolio of Investments
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $59,518, consisting of gross unrealized appreciation of $68,774 and gross unrealized depreciation of $9,256.

See accompanying Notes to Financial Statements.

SR&F Growth & Income Portfolio
----------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                 NUMBER           MARKET
Common Stocks (84.2%)                                         OF SHARES            VALUE
----------------------------------------------------------------------------------------
Aerospace (1.2%)
Boeing...............................................          119,600         $   4,104

Auto/Truck Parts & Equipment (2.7%)
Federal-Mogul........................................           61,200             2,861
Lear (a).............................................          155,000             6,781
                                                                                 -------
                                                                                   9,642
Banks (6.4%)
BankAmerica..........................................           60,000             3,608
Chase Manhattan......................................          128,800             5,571
Citicorp.............................................           70,616             6,563
Republic New York....................................           50,000             1,975
Wells Fargo & Company................................           13,666             4,851
                                                                                 -------
                                                                                  22,568
Broadcasting and Communications (1.6%)
Interpublic Group of Companies.......................           60,600             3,269
Tribune..............................................           50,000             2,515
                                                                                 -------
                                                                                   5,784
Chemicals (0.7%)
E.I. du Pont de Nemours..............................           45,000             2,526

Computers and Computer-Related (4.9%)
Cisco Systems (a)....................................           22,500             1,391
Compaq Computer......................................          195,000             6,167
Intel ...............................................           15,000             1,286
International Business Machines......................           65,000             8,320
                                                                                 -------
                                                                                  17,164
Consumer-Related (4.3%)
Avon Products........................................           80,000             2,245
Cendant (a)..........................................          144,186             1,676
Gillette.............................................          144,400             5,523
Procter & Gamble.....................................           81,000             5,746
                                                                                 -------
                                                                                  15,190
Distribution (6.7%)
TJX .................................................          312,800             5,572
Wal-Mart Stores......................................          180,000             9,833
Walgreen Co..........................................          190,000             8,372
                                                                                 -------
                                                                                  23,777
Electrical Equipment (3.1%)
Emerson Electric.....................................          104,000             6,474
Hubbell, class B.....................................          130,400             4,629
                                                                                 -------
                                                                                  11,103
Energy (3.9%)
Amoco................................................           73,000             3,933
British Petroleum ADRs...............................           73,104             6,378
Enron................................................           62,500             3,301
                                                                                 -------
                                                                                  13,612
Entertainment (0.5%)
Walt Disney..........................................           66,105             1,673

SR&F Growth & Income Portfolio Continued
----------------------------------------------------------------------------------------
                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
----------------------------------------------------------------------------------------
Financial Services (9.9%)
American Express.....................................           104,000          $ 8,073
Associates First Capital, class A....................            45,000            2,936
Fannie Mae...........................................           161,000           10,344
Kansas City Southern Industries......................           261,900            9,166
Nationwide Financial Services, class A...............            37,000            1,681
Washington Mutual....................................            78,000            2,633
                                                                                 -------
                                                                                  34,833
Food, Beverage and Tobacco (5.0%)
PepsiCo..............................................           160,000            4,710
Philip Morris........................................           198,000            9,120
Sara Lee.............................................            72,000            3,888
                                                                                 -------
                                                                                  17,718
Health Care (11.1%)
Abbott Laboratories..................................           117,000            5,082
Baxter International.................................           125,000            7,437
Bristol-Myers Squibb.................................            85,000            8,829
Roche Holdings Limited...............................               200            2,153
SmithKline Beecham ADRs..............................            40,000            2,190
Warner-Lambert.......................................           180,000           13,590
                                                                                 -------
                                                                                  39,281
Multi-Industry (7.1%)
General Electric.....................................            88,000            7,002
Honeywell............................................           109,000            6,983
Monsanto.............................................           195,000           10,993
                                                                                 -------
                                                                                  24,978
Paper and Forest Products (1.5%)
Georgia-Pacific......................................            85,000            3,878
Georgia-Pacific Timber Group.........................            75,000            1,458
                                                                                 -------
                                                                                   5,336
Rubber, Plastics and Related Products (0.6%)
Goodyear Tire & Rubber ..............................            45,000            2,312

Specialty Chemicals (4.8%)
Ecolab...............................................           345,000            9,811
Solutia..............................................            42,000              948
Union Carbide........................................           141,100            6,085
                                                                                 -------
                                                                                  16,844
Telecommunications (3.5%)
AT&T.................................................            30,222            1,766
Bell Atlantic........................................           190,320            9,219
Lucent Technologies..................................            19,588            1,353
                                                                                 -------
                                                                                  12,338
Transportation (4.7%)
Burlington Northern Santa Fe.........................           306,000            9,792
Continental Airlines, class B (a)....................           180,000            6,795
                                                                                 -------
                                                                                  16,587
                                                                                 -------

Total Common Stocks (Cost $184,914)..................                            297,370
                                                                                 -------
----------------------------------------------------------------------------------------

SR&F Growth & Income Portfolio Continued
----------------------------------------------------------------------------------------
                                                              PRINCIPAL           MARKET
Long-Term Notes (0.9%)                                           AMOUNT            VALUE
----------------------------------------------------------------------------------------
U.S. Government Obligation (0.9%)
U.S. Treasury Note 7.125% 9/30/99
(Cost $2,964)........................................         $   3,000         $  3,074
----------------------------------------------------------------------------------------
Short-Term Obligations (15.0%)
----------------------------------------------------------------------------------------
Commercial Paper (14.4%)
Associates Corp. of North America 5.750% 10/1/98 ....            17,330           17,330
CSX 5.700% 10/7/98 ..................................             5,000            4,995
Illinois Power 5.700% 10/7/98 .......................             9,575            9,566
Rite Aid 5.880% 10/1/98 .............................             4,000            4,000
Texas Utilities 5.820% 10/1/98.......................            15,000           15,000
                                                                                 -------
                                                                                  50,891
U.S. Government Obligation (0.6%)
U.S. Treasury Bills 4.880% 10/8/98 (b)...............             2,000            1,998
                                                                                 -------
Total Short-Term Obligations (Cost $52,889)..........                             52,889
                                                                                 -------
----------------------------------------------------------------------------------------
Total Investments (100.1%)
(Cost $240,767) (c)..................................                            353,333

Other Assets, Less Liabilities (-0.1%)...............                              (140)
                                                                                 -------

Total Net Assets (100.0%)............................                           $353,193
                                                                                ========
----------------------------------------------------------------------------------------
Notes to Portfolio of Investments
----------------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security was pledged to cover margin requirements for open futures contracts. The following contracts were open at September 30, 1998:
                                  Number of    Contract                        Unrealized
   Type           Position        Contracts    Value       Expiration          Loss
   S&P 500 Index  Long            75           $19,238     December, 1998      $191
(c)At September 30, 1998, the cost of investments for federal income tax purposes was $240,929. Net unrealized appreciation was $112,404, consisting of gross unrealized appreciation of $120,473 and gross unrealized depreciation of
$8,069.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
----------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands, except per-share data)
                                                                         Growth &
                                                         Balanced          Income
                                                             Fund            Fund
                                                        ---------       ---------
Assets
Investment in Portfolio, at value.................       $248,128        $351,183
Receivable for fund shares sold...................             21             222
Cash..............................................             25              25
Other assets......................................             36              28
                                                        ---------       ---------
   Total assets...................................        248,210         351,458
                                                        ---------       ---------
Liabilities
Payable for fund shares redeemed..................            112             165
Payable to investment adviser and transfer agent..             78             109
Other liabilities.................................            168             132
                                                        ---------       ---------
   Total liabilities..............................            358             406
                                                        ---------       ---------
   Net assets.....................................       $247,852        $351,052
                                                        =========       =========
Analysis of Net Assets
Paid-in capital...................................       $175,957        $233,215
Net unrealized appreciation on investments........         56,205         112,368
Undistributed net investment income...............            573             855
Accumulated net realized gains on investments.....         15,117           4,614
                                                        ---------       ---------
   Net assets.....................................       $247,852        $351,052
                                                        =========       =========
Shares outstanding (unlimited number authorized)..          8,074          15,634
                                                        =========       =========
Net asset value per share.........................       $  30.70        $  22.45
                                                        =========       =========

See accompanying Notes to Financial Statements.

Statements of Operations
---------------------------------------------------------------------------------
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                         Growth &
                                                         Balanced          Income
                                                             Fund            Fund
                                                         --------        --------
Investment Income
Interest allocated from Portfolio.................        $ 8,542         $ 3,194
Dividends allocated from Portfolio................          2,361           4,404
                                                         --------        --------
   Total investment income........................         10,903           7,598
                                                         --------        --------
Expenses
Expenses allocated from Portfolio.................          1,697           2,364
Transfer agent fees...............................            611             799
Administrative fees...............................            417             545
Printing and postage..............................             55              88
Accounting fees...................................             31              33
SEC and state registration fees...................             23              33
Audit and legal fees..............................             16              16
Trustees' fees....................................              7               7
Other.............................................             --              17
                                                         --------        --------
   Total expenses.................................          2,857           3,902
                                                         --------        --------
   Net investment income..........................          8,046           3,696
                                                         --------        --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments allocated
   from Portfolio.................................         22,004           5,237
Net realized gains on futures transactions allocated
   from Portfolio.................................             --           2,030
Net change in unrealized appreciation or depreciation on
   investments and futures transactions...........        (27,976)           (229)
                                                         --------        --------
   Net gains (losses) on investments..............         (5,972)          7,038
                                                         --------        --------
Net Increase in Net Assets Resulting from Operations      $ 2,074         $10,734
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended September 30, 1998 and 1997
(All amounts in thousands)
                                                                        Balanced Fund                  Growth & Income Fund
                                                              1998               1997               1998               1997
OPERATIONS
Net investment income .............................      $   8,046          $   8,059          $   3,696          $   4,288
Net realized gains on investments .................         22,004             11,636              7,267             12,317
Net change in unrealized appreciation
  or depreciation on investments ..................        (27,976)            36,801               (229)            58,865
                                                         ---------          ---------          ---------          ---------
         Net increase in net assets
            resulting from operations .............          2,074             56,496             10,734             75,470
                                                         ---------          ---------          ---------          ---------
Distributions to Shareholders
Distributions from net investment income ..........         (6,492)            (8,239)            (4,131)            (3,709)
Distributions from net capital gains ..............        (16,945)           (18,744)           (14,181)            (8,004)
                                                         ---------          ---------          ---------          ---------
         Total distributions
            to shareholders .......................        (23,437)           (26,983)           (18,312)           (11,713)
                                                         ---------          ---------          ---------          ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ......................         21,549             53,871             93,477            139,473
Value of distributions reinvested .................         19,237             22,002             14,304              8,338
Redemptions of fund shares ........................        (56,417)           (51,603)           (86,617)           (78,489)
                                                         ---------          ---------          ---------          ---------
         Net increase (decrease)
           from share transactions ................        (15,631)            24,270             21,164             69,322
                                                         ---------          ---------          ---------          ---------
         Net increase (decrease)
           in net assets ..........................        (36,994)            53,783             13,586            133,079
TOTAL NET ASSETS
Beginning of period ...............................        284,846            231,063            337,466            204,387
                                                         ---------          ---------          ---------          ---------
End of period .....................................      $ 247,852          $ 284,846          $ 351,052          $ 337,466
                                                         =========          =========          =========          =========
Undistributed Net Investment Income ...............      $     573          $     182          $     855          $   1,295
                                                         =========          =========          =========          =========
ANALYSIS OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares ......................            668              1,769              3,902              6,996
Issued in reinvestment of distributions ...........            615                750                636                445
Redemptions of fund shares ........................         (1,735)            (1,678)            (3,635)            (3,826)
                                                         ---------          ---------          ---------          ---------
         Net increase (decrease)
            in fund shares ........................           (452)               841                903              3,615
Shares outstanding at
   beginning of period ............................          8,526              7,685             14,731             11,116
                                                         ---------          ---------          ---------          ---------
Shares outstanding at end of period ...............          8,074              8,526             15,634             14,731
                                                         =========          =========          =========          =========

See accompanying Notes to Financial Statements.

Statements of Assets And Liabilities
--------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands)
                                                                             SR&F
                                                            SR&F           Growth
                                                         Balanced        & Income
                                                        Portfolio       Portfolio
                                                        ---------       ---------
Assets
Investments, at market value (cost of $205,026 and
   $240,767, respectively)........................       $264,544        $353,333
Deposit with broker for securities sold short.....         17,015             --
Dividends and interest receivable.................          1,340             409
Cash..............................................             --             230
Other assets......................................             --              75
                                                        ---------       ---------
   Total assets...................................        282,899         354,047
                                                        ---------       ---------
Liabilities
Securities sold short, at market value
  (proceeds of $15,138)...........................         18,429              --
Loan payable to broker............................         16,000              --
Variation margin payable for futures transactions.             --             591
Payable to investment adviser.....................            115             161
Cash overdraft....................................             33              --
Other liabilities.................................             77             102
                                                        ---------       ---------
   Total liabilities..............................         34,654             854
                                                        ---------       ---------
   Net assets applicable to investors'
      beneficial interest.........................       $248,245        $353,193
                                                        =========       =========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                             SR&F
                                                             SR&F        Growth &
                                                         Balanced          Income
                                                        Portfolio       Portfolio
                                                        ---------       ---------
Investment Income
Interest..........................................        $ 8,545         $ 3,201
Dividends.........................................          2,362           4,415
                                                         --------        --------

   Total investment income........................         10,907           7,616
                                                         --------        --------
Expenses
Management fees...................................          1,530           2,188
Accounting fees...................................             31              33
Trustees' fees....................................             19              18
Audit and legal fees..............................             18              17
Custodian fees....................................              7               5
Other.............................................             92             109
                                                         --------        --------
   Total expenses.................................          1,697           2,370
                                                         --------        --------
   Net investment income..........................          9,210           5,246
                                                         --------        --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments.................         22,005           5,194
Net realized gains on futures transactions........             --           1,823
Net change in unrealized appreciation or depreciation on
   investments and futures transactions...........        (27,983)           (242)
                                                         --------        --------
   Net gains (losses) on investments and
      futures transactions........................         (5,978)          6,775
                                                         --------        --------
Net Increase in Net Assets Resulting from Operations      $ 3,232         $12,021
                                                         ========        ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended September 30, 1998, and
The Period Ended September 30, 1997
(All amounts in thousands)
                                                                                                                    SR&F Growth &
                                                                                SR&F Balanced Portfolio          Income Portfolio
                                                                                      1998      1997 (a)        1998      1997 (a)
OPERATIONS
Net investment income ........................................................   $   9,210    $   6,241    $   5,246    $   4,048
Net realized gains on investments ............................................      22,005        6,019        7,017        9,775
Net change in unrealized appreciation or depreciation on investments .........     (27,983)      21,679         (242)      38,203
                                                                                 ---------    ---------    ---------    ---------
         Net increase in net assets resulting from operations ................       3,232       33,939       12,021       52,026
                                                                                 ---------    ---------    ---------    ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ................................................................       4,912      272,915       36,636      306,674
Withdrawals ..................................................................     (44,840)     (21,913)     (33,209)     (20,955)
                                                                                 ---------    ---------    ---------    ---------
         Net increase (decrease) from transactions in investors'
            beneficial interest...............................................     (39,928)     251,002        3,427      285,719
                                                                                 ---------    ---------    ---------    ---------
         Net increase (decrease) in net assets ...............................     (36,696)     284,941       15,448      337,745
TOTAL NET ASSETS
Beginning of period ..........................................................     284,941         --        337,745         --
                                                                                 ---------    ---------    ---------    ---------
End of period ................................................................   $ 248,245    $ 284,941    $ 353,193    $ 337,745
                                                                                 =========    =========    =========    =========
(a) From commencement of operations on February 3, 1997 See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1. Organization
Stein Roe Balanced Fund and Stein Roe Growth & Income Fund (the "Funds") are series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Balanced Fund and Growth & Income Fund invest substantially all of their assets in SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Balanced Fund and Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets to SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Stein Roe Advisor Balanced Fund and Stein Roe Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Balanced Fund and Advisor Balanced Fund owned 99.95 percent and .05 percent, respectively, of the SR&F Balanced Portfolio; and Growth & Income Fund and Advisor Growth & Income Fund owned 99.43 percent and .57 percent, respectively, of SR&F Growth & Income Portfolio.

Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accom panying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Security Valuations
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Futures Contracts
During the year ended September 30, 1998, SR&F Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Securities Sold Short
SR&F Balanced Portfolio engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with a broker lending the securities sold short. While a short sale is outstanding, the broker retains the proceeds of the short sale in a margin account. The Portfolio may take a loan against the proceeds not exceeding 95 percent of the total deposit. The Portfolio must also place an equivalent amount of securities in a separate account with its custodian.

Federal Income Taxes
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.

Distributions to Shareholders
On November 3, 1998, the Board of Trustees declared dividends from net investment income of 18 cents per share for Balanced Fund and 5 cents per share for Growth & Income Fund, payable November 20, 1998, to shareholders of record on November 11, 1998. Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Trustees' Fees and Transactions with Affiliates
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The management fee for SR&F Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for SR&F Growth & Income Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
         The Adviser also provides fund accounting services. For the year ended September 30, 1998, Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio incurred charges of $31, $33, $31, and $33, respectively. Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds. Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the year ended September 30, 1998, was $7, $7, $19 and $18, respectively. No remuneration was paid to any other trustee or officer of the Trust.
Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had short-term borrowings during the year ended September 30, 1998.
Note 5. Investment Transactions
         The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were:
                                                        Purchases         Sales
                                                         --------      --------
SR&F Balanced Portfolio...........................       $163,405      $174,870
SR&F Growth & Income Portfolio....................         43,988        33,683

Financial Highlights

Balanced Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                      Years Ended September 30,
                                                                     1998         1997            1996         1995         1994
                                                                 --------     --------        --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................  $  33.41     $  30.07        $  27.82     $  25.78     $  27.57
                                                                 --------     --------        --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
         Net investment income ................................      0.95         0.95            1.00         1.33         1.15
         Net realized and unrealized gains
           (losses) on investments.............................     (0.90)        5.61            2.96         2.22        (1.06)
                                                                 --------     --------        --------     --------     --------
           Total from investment operations ...................      0.05         6.56            3.96         3.55         0.09
                                                                 --------     --------        --------     --------     --------
DISTRIBUTIONS
         Net investment income ................................     (0.76)       (0.96)          (1.01)       (1.23)       (1.17)
         Net realized capital gains ...........................     (2.00)       (2.26)          (0.70)       (0.28)       (0.71)
                                                                 --------     --------        --------     --------     --------
           Total distributions ................................     (2.76)       (3.22)          (1.71)       (1.51)       (1.88)
                                                                 --------     --------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD ................................  $  30.70     $  33.41        $  30.07     $  27.82     $  25.78
                                                                 ========     ========        ========     ========     ========
Ratio of net expenses to average net assets ...................      1.03%        1.05%           1.05%        0.87%        0.83%
Ratio of net investment income to average net assets ..........      2.90%        3.02%           3.45%        5.14%        4.53%
Portfolio turnover rate .......................................       N/A           15%(a)          87%          45%          29%
Total return ..................................................      0.14%       23.60%          14.83%       14.49%        0.36%
Net assets, end of period (000's) .............................  $247,852     $284,846        $231,063     $228,560     $229,274

(a) Prior to commencement of operations of the Portfolio.

--------------------------------------------------------------------------------
SR&F Balanced Portfolio
                                                       Year Ended     Period Ended
                                                    September 30,    September 30,
                                                             1998         1997 (a)
                                                     ------------     ------------
Ratio of net expenses to average net assets.......           0.61%            0.60% (b)
Ratio of net investment income to average net assets         3.31%            3.52% (b)
Portfolio turnover rate...........................             61%              21%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights Continued
--------------------------------------------------------------------------------
Growth & Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                  Years Ended September 30,
                                                             1998            1997              1996           1995            1994
                                                      -----------     -----------        ----------     -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $     22.91     $     18.39        $    16.65     $     14.54     $    14.83
                                                      -----------     -----------        ----------     -----------     ----------
INCOME FROM INVESTMENT OPERATIONS
         Net investment income ....................          0.24            0.30              0.27            0.34           0.18
         Net realized and unrealized gains
            on investments.........................          0.55            5.15              3.22            2.56           0.40
                                                      -----------     -----------        ----------     -----------     ----------
           Total from investment operations .......          0.79            5.45              3.49            2.90           0.58
                                                      -----------     -----------        ----------     -----------     ----------
DISTRIBUTIONS
         Net investment income ....................         (0.28)          (0.28)            (0.32)          (0.20)         (0.16)
         Net realized capital gains ...............         (0.97)          (0.65)            (1.43)          (0.59)         (0.71)
                                                      -----------     -----------        ----------     -----------     ----------
           Total distributions ....................         (1.25)          (0.93)            (1.75)          (0.79)         (0.87)
                                                      -----------     -----------        ----------     -----------     ----------
NET ASSET VALUE, END OF PERIOD ....................   $     22.45     $     22.91        $    18.39     $     16.65     $    14.54
                                                      ===========     ===========        ==========     ===========     ==========
Ratio of net expenses to average net assets .......          1.07%           1.13%             1.18%           0.96%          0.90%
Ratio of net investment income to
   average net assets .............................          1.02%           1.52%             1.65%           1.78%          1.18%
Portfolio turnover rate ...........................           N/A               2%(a)            13%             70%            85%
Total return ......................................          3.45%          30.81%            22.67%          21.12%          4.03%
Net assets, end of period (000's) .................   $   351,052     $   337,466        $  204,387     $   139,539     $  129,680

(a) Prior to commencement of operations of the Portfolio.

-----------------------------------------------------------------------------------
SR&F Growth & Income Portfolio
                                                       Year Ended     Period Ended
                                                    September 30,    September 30,
                                                             1998         1997 (a)
                                                     ------------     ------------
Ratio of net expenses to average net assets.......           0.65%            0.65% (b)
Ratio of net investment income to average net assets         1.44%            2.04% (b)
Portfolio turnover rate...........................             11%               7%

(a)From commencement of operations on February 3, 1997.
(b)Annualized

Report of Independent Public Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of:

Stein Roe Investment Trust
 Stein Roe Balanced Fund
 Stein Roe Growth & Income Fund

SR&F Base Trust
 SR&F Balanced Portfolio
 SR&F Growth & Income Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Balanced Fund and Stein Roe Growth & Income Fund and the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F Balanced Portfolio and SR&F Growth & Income Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our respon sibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Balanced Portfolio and SR&F Growth & Income Portfolio included confirmation of securities owned as of September 30, 1998, by correspon dence with the custodian. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 16, 1998

Investment Trust
--------------------------------------------------------------------------------
Trustees
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
   Assistant Secretary
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

The Stein Roe Mutual Funds

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                         Liberty Funds Distributor, Inc.


                                                                     GI11A 11/98